UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2005

                              NETWORK ENGINES, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                       0-30863                  04-3064173
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  (State or Other Juris-             (Commission               (IRS Employer
 diction of Incorporation            File Number)            Identification No.)

          25 Dan Road, Canton, MA                            02021
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   (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (781) 332-1000


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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On November 3, 2005, Network Engines, Inc. announced its financial results for the fourth quarter and year ended September 30, 2005. The full text of the press release issued in connection with the announcement is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

     99.1 Press Release entitled "Network Engines Announces Financial Results for the Fourth Quarter and Fiscal 2005 Year End"

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NETWORK ENGINES, INC.
  Date:  November 3, 2005
                                   By:  /s/ Douglas G. Bryant
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                                        Douglas G. Bryant
                                        Vice President of Finance and
                                        Administration, Chief Financial Officer,
                                        Treasurer and Secretary
                                        (Principal Financial Officer
                                        and Principal Accounting Officer)